UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  JUNE 15, 2005
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                       PROTOCALL TECHNOLOGIES INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

       0-51111                                          41-2033500
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(Commission File Number)                      (IRS Employer Identification No.)

     47 MALL DRIVE
    COMMACK, NEW YORK                                   11725-5717
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(Address of Principal Executive Offices)                (Zip Code)

                                 (631) 543-3655
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_|      Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         |_|      Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         |_|      Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         |_|      Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

        Between June 15 and 20, 2005, we completed private placements of our common stock and warrants to purchase common stock with five accredited investors resulting in aggregate gross proceeds of $1,450,000 pursuant to a securities purchase agreement with each investor. The investors purchased an aggregate of 1,986,302 shares of our common stock at a purchase price of $0.73 per share. In consideration of the investors' purchase of the shares, we issued the investors three-year warrants to purchase an aggregate of 993,151 shares of our common stock at an exercise price of $1.00 per share.

         The per share price of the common stock is subject to anti-dilution adjustment in the case of the sale of discounted common stock or discounted convertible securities. The number of shares issuable upon exercise and the per share exercise price of the warrants are subject to adjustment in the case of any stock dividend, stock split, combination, capital reorganization, reclassification, consolidation or merger or in the case of the issuance of our common stock or convertible securities at a per share price below the exercise price of the warrants. The warrants are exercisable by delivering the warrant certificates to us, together with a completed election to purchase and the full payment of the exercise price or by means of a "cashless exercise" feature under which we do not receive any cash, but rather, the number of shares issued upon exercise is net of the number of shares withheld by the investors in lieu of payment of the exercise price.

            We also granted the investors so-called "piggy-back" registration rights covering the shares of common stock and the shares of common stock underlying the warrants, which provide that we will include the shares in future registration statements filed by us under the Securities Act of 1933. All of the shares of common stock beneficially owned by the investors, including shares beneficially owned following the private placement, are subject to a "lock-up" which prohibits the investors from, directly or indirectly, offering, selling, pledging or otherwise transferring or disposing of any of such shares of common stock for a period of 90 days after the date of the closing of the private placement.

         The foregoing summary description of the warrants issued to the investors and of the securities purchase agreements is qualified by reference to the full text thereof, a copy of each of which is attached hereto as Exhibits
4.1 and 10.1 respectively, and incorporated herein in their entirety.

         Neither the shares of common stock purchased by the investors nor the shares of common stock underlying the warrants were registered under the Securities Act of 1933 in reliance upon the exemption from registration provided by Section 4(2) and Regulation D under the Securities Act of 1933, as amended, which exempts transactions by an issuer not involving any public offering. The investors qualified as accredited investors, as defined in Regulation D, in order to receive the common stock and the warrants. The shares common stock and the shares of common stock underlying the warrants cannot be sold unless they are subsequently registered under the Securities Act or an exemption from registration is available.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

          (c)    Exhibits.

Exhibit No.                Description
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4.1             Form of Warrant to Purchase Common Stock issued by Protocall
                Technologies Incorporated to investors.

10.1 Form of Securities Purchase Agreement between Protocall Technologies Incorporated and individual investors.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PROTOCALL TECHNOLOGIES INCORPORATED


Date:  August 2, 2005         By:   /s/ Donald J. Hoffmann
                                    --------------------------------------------
                                    Donald J. Hoffmann
                                    Vice President and Chief Operating Officer